CORPORATE OVERVIEW | 4Q2012 1 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers Corporate Overview: 4Q2012 1 CORPORATE OVERVIEW | 4Q2012 Exhibit 99.1

………………..…………………………………….
Forward looking statements
CORPORATE OVERVIEW | 4Q2012 2
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934.
Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,
“could”, “may”, “possibly”, and similar expressions and the negatives thereof.
These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted Net
Income/Loss” which we define as net income/loss excluding: provision for income taxes, interest and other income (expense), net; depreciation;
amortization; stock-based compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; impairment and severance charges and non-recurring items.
Adjusted Net Income/Loss, as defined above, is not a measurement under
GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net
Income/Loss in conjunction with GAAP net loss and loss per share measures.
The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the
GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted
above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

2006-2012 CAGR: ~40%
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
2006
2007
2008
2009
2010
2011
2012 E

………………………………………………..
Local Corporation Overview
Founded
IPO Date
Ticker
Reach
Flagship Site
Network
Direct Customers
Patents
Headquarters
Employees
1999
2004
LOCM (NASDAQ)
~1 million consumers/day
Local.com – Top 100 US Site
Over 1,000 local sites
Over 900 subscribers
10 issued + 11 pending
Irvine, CA
~160
KEY FACTS REVENUE IN MILLIONS
3 CORPORATE OVERVIEW | 4Q2012
We connect consumers searching for goods & services locally
with advertisers who want to sell them those items.
We generate revenue from advertising.

1
2
3
local
Google
YAHOO!
bing
SEO & SEM
$ BANNER AD (CPM) $
local
Businesses
Deals
Events
Activities
Search Flowers
Near Irvine, CA
SEARCH OPTIONS
COST-PER-CLICK (CPC) ADVERTISER SEARCH RESULTS (AD PARTNERS)
$ BANNER AD (CPM)
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
ORGANIC SEARCH RESULTS FROM OVER 12 MILLION BUSINESS LISTINGS
$ PAY-PER-CALL
LOCAL REVIEWS

Our Model
LOCAL BUSINESS DATA
(may include deals, coupons,
product info, business content,
events, activities, ratings &
reviews and more)
WE AGGREGATE & PUBLISH LOCAL CONTENT THAT CONTENT IS INDEXED BY SEARCH ENGINES
WE MONETIZE TRAFFIC
FROM THOSE ENGINES
MAJOR
SEARCH
ENGINES
OUR
PARTNERS’
ADVERTISERS
PROPRIETARY NETWORK OF
1,000+ SITES
PROPRIETARY NETWORK OF
1,000+ SITES
OVER 30MM
CONSUMERS
PER MONTH
DIRECT
CUSTOMERS
4 CORPORATE OVERVIEW | 4Q2012
Traffic  x Monetization = Revenue

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$132.7
$111.5
84.0%
$21.2
16.0%
Traditional Media
CAGR -4.0%
Online/Digital Media
CAGR 12.4%
$147.1
$109.0
74.1%
$38.1
25.9%
2011
2016
PERCENT OF U.S. TOTAL SEARCH MARKET
LOCAL SEARCH
$5.7B
30.0%
CAGR
12.1%
$10.2B
34.8%
2011
2016
LOCAL DSPLAY
$2.4B
12.6%
CAGR
16.2%
$5.1B
17.4%
2011
2016

local corporation

…………………………...…………………………………………. The Opportunity Digital media is going local.... …& we have assets in all areas Source: BIA/Kelsey, November 2012 CORPORATE OVERVIEW | 4Q2012 5

The Challenge for Small Businesses
Only 33.4%
Only 22%
Just 6.7%
Only 6%
SMBs spend thousands
and need multiple vendors
to solve for their most basic marketing and advertising needs
*Research by Vsplash and BIA/Kelsey: SMB Digital Scope and Audit Study
...……………..…………………….….
CORPORATE OVERVIEW | 4Q2012 6
have a local phone number on their home page
have an email address on their website
of SMB websites are mobile-compatible
have a Facebook business page

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

ENGAGEMENT

coming soon

- REWARDS
- EMAIL
- SMS
- REPUTATION MANAGEMENT
- CRM BEST PRACTICES PROGRAMS
- CUSTOMER DATA

launch
by local

local corporation

Our Solution – Launch by Local
•
Released August 2012
•
A complete digital media package starting at $249 per month
•
Powered by our own proprietary technology
SMBs could spend over $1,000/month with other providers to get everything that is already included in our one solution.
7 CORPORATE OVERVIEW | 4Q2012
...………………………………………….….

local
Deals
spreebird
local

Biloxi Cell Phone Repair
Fabis Hair Studio
About Us
Cell Phone Repair Tips
Specials
launch
by local

MOBILE LOCAL AD SPEND: 5 YEAR FORECAST
US$ BILLIONS
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.8
$1.3
$2.1
$2.9
$3.9
$5.0
2011
2012
2013
2014
2015
2016

Mobile
Source: BIA/Kelsey
*Source: Borrell Associates
Within 5 years, 80% of local searches
will be done on a mobile device*
Mobile Apps and mobile-enabled available
for consumer sites:
Launch by Local solution offers a
mobile-optimized website for SMBs
CORPORATE OVERVIEW | 4Q2012 8
•
Local.com
•
Spreebird.com
…………………………………………….…………….………………………..

Local customers are worth more!
Search Term
Click Bids* Premium
Plumber $9.55
282%
Plumber Los Angeles $26.91
Credit Union $0.91
235%
Seattle Credit Union $2.14
Restaurant $1.39
139%
San Francisco Restaurant $1.93
Moving Company $10.82
114%
Denver Moving Company $12.38
Wedding Florist $1.92
147%
Orlando Wedding Florist $2.82
Hotel $1.80
200%
New York City Hotel $3.60
Pay-per-click rates for local versus national keyword terms …
Why Local Consumers Matter
* Bids as of June 25, 2012
9 CORPORATE OVERVIEW | 4Q2012
………….…………………..….

Simple Growth Strategy • Number of sites • Volume of traffic per site • Mobile ..……………………………………………….…………. Grow Traffic Increase Monetization Direct customers 10 CORPORATE OVERVIEW | 4Q2012

MONTHLY UNIQUE VISITORS*
(LOCAL.COM AND NETWORK)

101M
68%
(Over 3 Yrs)
60M
Q1 - 09
Q3 -12

REGIONAL MEDIA SITES

1,000
43%
(Over 3 Yrs)
700
Q1 - 09
Q3 -12

ORGANIC TRAFFIC*

39M
34%
y/y
29M
Q3 -11
Q3 -12

MOBILE TRAFFIC*

24M
274%
y/y
7M
Q3 - 11
Q3 - 12

*MUVS

..……………..……………………………………. Strategy Momentum: Traffic 11 CORPORATE OVERVIEW | 4Q2012

REVENUE/1K VISITS
(LOCAL.COM ONLY)

$276
$254
9%
y/y
Q3 -11
Q3 -12

DIRECT SMB SUBSCRIBERS

856
75%
y/y
489
Q3 -11
Q3 -12

local corporation

..…..……………………………………. Strategy Momentum: Monetization 12 CORPORATE OVERVIEW | 4Q2012

Goal: 50%
31%
33%
37%
88M
117M
155M

Goal: 50%
20%
28%
~30%
$17M
$22M
~$29M

……………...........………..…………………………….
Organic/direct revenue includes revenue from organic traffic and direct advertiser relationships
• More defensible
• Higher margin
• More predictable
• Greater shareholder value
Long Term Goals – 50/50
180M
160M
140M
120M
100M
80M
60M
40M
0
20M
2010 2011 2012E
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0
2010
2011 2012E
ORGANIC TRAFFIC
ORGANIC REVENUE
Monthly Unique Visitors (MUVs)
(in Millions)
ORGANIC AS % OF TOTAL
13 CORPORATE OVERVIEW | 4Q2012

…………………………………….....…..……….
Leverage Example with 50/50
• Expected to be high-margin revenue
• Expected to improve gross margins significantly
Note: Actual results could differ materially from these projections.

CORPORATE OVERVIEW | 4Q2012
Current mix Long-term goal
50%
30%
GROWTH IN ORGANIC/DIRECT REVENUE
* Search Engine Marketing
ESTIMATED PROFORMA MARGIN IMPACT
70/30 MIX
PROJECTED %
OF REVENUE
(in Thousands)     (in Thousands)
50/50 MIX
OF REVENUE
PROJECTED
%
Organic/Direct revenue
SEM*/Third-Party advertiser revenue
Total revenue
Gross margin
Adjusted Net Income
Incremental Adjusted Net Income
$7,500
$17,500
$25,000
$7,500
$1,000
30%
70%
100%
30%
4%
$17,500
$17,500
$35,000
$15,500
$6,000
$5,000
50%
50%
100%
44%
17%
Organic/direct revenue includes revenue from organic traffic and direct advertiser relationships

Assets
• 10 Patents issued/11 pending
• Aggregate & publish local
content
• Proprietary platform
• Local.com Top 100 Site
• Over 20MM Uniques/Month
• 1,000 Channel Partners
• Over 8MM Uniques/Month
• ~ 300K daily emails
• Google
• Yahoo!
• SuperMedia
• ATTi
• ~ 900 Direct Subscribers

CORPORATE OVERVIEW | 4Q2012
TRAFFIC
TECHNOLOGY
ADVERTISERS

CORPORATE OVERVIEW | 4Q2012 16
……………………..……….……….
Experienced with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
SystemhouseG
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Rob Luskey
VP, Business Development
Director, Business Development,
go2 Systems, Inc.
Senior Manager, Internet Products and
Services, United Yellow Pages
Owner & Publisher, Local Impact
Publishing
16 CORPORATE OVERVIEW | 4Q2012

REVENUE
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
($0.05)
$0.03
ADJUSTED NET INCOME PER SHARE

local corporation

…………………………………..………….…….……….
Track Record of Growth
• ~37% CAGR 2006-2012
• 20% YoY revenue growth (Q3’12 over Q3’11)
• FY12 Guidance: ~$100M revenues: ~27% YOY growth and ~$750K Adjusted Net Income
•
Forward-Looking:
Increased organic revenue = higher margins and improved bottom line
Note: See reconciliation of Adjusted Net Income to GAAP net income at presentation end.
$60.0M
$80.0M
$100.0M
$40.0M
$20.0M
2006
2007 2008 2009 2010 2011 2012 E
$0.0M
17 CORPORATE OVERVIEW | 4Q2012

CORPORATE OVERVIEW | 4Q2012 18
3Q12 Balance Sheet & Cap. Table
Key Balance Sheet Items
(in thousands)
September 30, 2012
Cash $3,706*
Accounts Receivable 13,954
Total Assets 58,784
Total Debt 7,627
Total Liabilities 23,234
Shareholders Equity $35,550
September 30, 2012
Common stock 22,095
Options 4,448
Warrants 1,239
RSUs 367
PSUs 257
Fully Diluted 28,406
Additional Data:
I. $12 million credit facility.  Interest rate approximately 5%
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
* Received $3.5 million proceeds from Rovion sale on October 19, 2012

Capitalization
(in thousands)
(Avg. Strike $4.27)
1
(Avg. Strike  $8.37)

CORPORATE OVERVIEW | 4Q2012 19
…………………………..…….……….
Why Invest in Local Corporation?
• Track record of growth
• Strong management team with proven skills in a rapidly changing market
• Model has leverage with 50/50 strategy and momentum towards 50/50 goals
• Proprietary platform and patents
• Assets being deployed in emerging mobile markets

CORPORATE OVERVIEW | 4Q2012 20
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke  local.com
Ken Cragun
Chief Financial Officer
kcragun  local.com
949.784.0800
http://www.localcorporation.com
@
@
Thank You

LOCAL SEARCH
DAILY DEALS
REAL TIME PRODUCT SEARCH
SMB SOLUTIONS
local corporation
Angie's list
yp.com
superpages.com
dex
yelp
Citysearch
GILTCITY
zulily
GROUPON
livingsocial
TRAVELZOO
shopLocal
Milo local shopping
Shopping.com
CITYGRID MEDIA
yodle
ReachLocal
HubSpot
yp.com
yext
orangeSODA

CORPORATE OVERVIEW | 4Q2012 21 ……………………………………………………… Digital Media Landscape

CORPORATE OVERVIEW | 4Q2012 22
……………………………………………………………….……….……….
P&L Trend
Actual  Actual  Forecast
Description FY-10 FY-11 FY-12
Revenue $ 84,137 $  78,259 $99,000-100,000
Sequential revenue growth   49% -8% 27%
Gross Margin 37,620 29,001
Gross Margin %   45% 37%
Other Operating Expenses 33,908 43,629
Operating income (loss) 3,712 (14,628)
Interest and other income (expense) (275) (413)
Change in fair value of warrant liability 887 2,633
Income (Loss) before income taxes 4,324 (12,408)
Provision for income taxes 102 178
Net income (loss)  from continuing operations $   4,222 $ (12,586)
Income (loss) from discontinued operations (1,972)
Net income (loss) $   4,222 $ (14,558)
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $           750
Weighted average shares 16,788 21,384 23,000
Net income (loss) per share from discontinued operations $     0.25 $     (0.68)
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $          0.03
Note: See reconciliation of Adjusted Net Income to GAAP net income slide
(in thousands, except per share amounts)

CORPORATE OVERVIEW | 4Q2012 23
……..……….
Reconciliation: Adjusted Net Income to GAAP Net Inc
Actual  Actual  Forecast
Description FY-10 FY-11 FY-12
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $        750
Plus interest and other income (expense), net (275) (413) (400)
Less provision for income taxes (102) (178) (200)
Less amortization of intangibles  (5,734) (5,136) (3,700)
Less depreciation  (1,418) (3,277) (4,400)
Less stock-based compensation  (2,911) (3,663) (3,000)
Less revaluation of warrants 887 2,633 unknown
Less non-recurring charges - (1,461) (750)
Less impairment charge (6,500)
Less Rovion assets held for sale (1,972) (1,600)
Gain on Sale of Rovion Assets 1,400
GAAP Net income (loss) $   4,222 $(14,558) unknown
Weighted Avg Shares - Adjusted Net income (loss) 16,788 21,384 23,000
Weighted Avg Shares - GAAP Net income (loss) 16,788 21,384 23,000
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $       0.03
GAAP Net income (loss) per share $     0.25 $     (0.68) unknown
(in thousands, except per share amounts)

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Murray Hill Hair Salon
MurrayHillHairSalon
Call Us Today!
212-213-3400
Fabis Hair Studio
About Us
Fabis Hair Studio Tips
Testimonials
Specials
Contact Us

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

local corporation

Facebook and Twitter pages engage
customers and increase awareness
Mobile-optimized site
features directions and
click-to-call
Beautiful site design and web
hosting with geo-targeted URL
and custom content
A consistent brand
and user experience
across multiple channels
add to business credibility
CORPORATE OVERVIEW | 4Q2012 24
..…..…….……….
Local SMB Customer: Fabi’s Hair Studio
(Murray Hill Hair Salon)

(212) 213 - 3400
Click Or Call Today!
20% Off First Visit!
Serving Your Area
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REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

local corporation

CORPORATE OVERVIEW | 4Q2012 25
.…..…….……….
Display ad and enhanced listing on
Local.com raise awareness in local markets
Search engine optimization ensures
page 1 placement by business category
and keyword on a major search engine
• More direct customers =
» Better monetization
» Greater margins
» Greater defensibility
» More visibility
Local SMB Customer: Fabi’s Hair Studio
(Murray Hill Hair Salon)